UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2011

WEIKANG BIO-TECHNOLOGY GROUP COMPANY, INC.
 (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-1365354 (Commission File Number)	26-2816569 (I.R.S. Employer Identification No.)

No. 365 Chengde Street, Daowai District, Harbin Heilongjiang Province, The People’s Republic of China 150020 (Address of principal executive offices) (zip code)

(86) 0451-88355530
(Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report.)

Copies to:
Marc J. Ross, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor,
New York, NY 10006
Tel: (212) 930 9700
Fax: (212) 930 9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On June 7, 2011, Weikang Bio-Technology Group Company, Inc. (the “Company”)  issued a press release announcing the completion of an independent review of the Company’s bank statements for the fiscal year ended December 31, 2010 and the three months ended March 31, 2011.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.
99.1	Press release, dated June 7, 2011, issued by Weikang Bio-Technology Group Co., Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2011	WEIKANG BIO-TECHNOLOGY GROUP COMPANY, INC.

By: /s/ Yin Wang
Yin Wang
Chief Executive Officer and Chairman of the Board